UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 21, 2020

XPERI CORPORATION

(Exact name of Registrant as Specified in its Charter)

Delaware	001-37956	81-4465732
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3025 Orchard Parkway

San Jose, California 95134

(Address of Principal Executive Offices, including Zip Code)

(408) 321-6000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock (par value $0.001 per share)	XPER	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

On February 23, 2020, Xperi Corporation, a Delaware corporation (“Xperi”) announced that it had received on February 21, 2020 an unsolicited proposal from Metis Ventures LLC to acquire all of the outstanding shares of Xperi for $23.30 in cash for each share of Xperi common stock.

A copy of the press release issued by Xperi regarding such proposal and the Board’s response is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Important Information and Where to Find It

On February 18, 2020, XRAY-TWOLF HoldCo Corporation (“Holdco”) filed with the Securities and Exchange Commission (“SEC”) a registration statement on Form S-4 that includes a joint proxy statement of Xperi Corporation (“Xperi”) and TiVo Corporation (“TiVo”) and that also constitutes a prospectus of Holdco (“Joint Proxy Statement/Prospectus”). The Joint Proxy Statement/Prospectus is not final and may be amended. Xperi, TiVo and Holdco may also file other documents with the SEC regarding the proposed transaction. This document is not a substitute for the Joint Proxy Statement/Prospectus or any other document which Xperi, TiVo or Holdco may file with the SEC. INVESTORS, XPERI STOCKHOLDERS AND TIVO STOCKHOLDERS ARE URGED TO READ THE PRELIMINARY JOINT PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors, Xperi stockholders and TiVo stockholders may obtain free copies of the preliminary Joint Proxy Statement/Prospectus filed on February 18, 2020 and the final version and other documents that are filed or will be filed with the SEC by Xperi, TiVo or Holdco through the website maintained by the SEC at www.sec.gov or by contacting the investor relations department of Xperi and TiVo at the following:

Xperi Corporation

3025 Orchard Parkway

San Jose, California 95134

Attention: Investor Relations

818-436-1231

IR@xperi.com

TiVo Corporation

2160 Gold Street

San Jose, California 95002

Attention: Investor Relations

818-295-6651

IR1@tivo.com

Participants in the Solicitation

Xperi, TiVo or Holdco and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding Xperi’s directors and executive officers, including a description of their direct interests, by security holdings or otherwise, is contained in Xperi’s Form 10-K for the year ended December 31, 2019, which was filed with the SEC on February 18, 2020. Information regarding TiVo’s directors and executive officers, including a description of their direct interests, by security holdings or otherwise, is contained in TiVo’s Form 10-K for the year ended December 31, 2019, which was filed with the SEC on February 18, 2020. Xperi stockholders and TiVo stockholders may obtain additional information regarding the direct and indirect interests of the participants in the solicitation of proxies in connection with the proposed transaction, including the interests of Xperi and TiVo directors and executive officers in the transaction, which may be different than those of Xperi and TiVo stockholders generally, by reading the preliminary Joint Proxy Statement filed on February 18, 2020 and the final version and any other relevant documents that are filed or will be filed with the SEC relating to the transaction.

No Offer or Solicitation

This document is not intended to and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote of approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

FORWARD-LOOKING STATEMENTS

This document contains “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are based on Xperi’s and TiVo’s current expectations, estimates and projections about the expected date of closing of the proposed transaction and the potential benefits thereof, its business and industry, management’s beliefs and certain assumptions made by Xperi and TiVo, all of which are subject to change. In this context, forward-looking statements often address expected future business and financial performance and financial condition, and often contain words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “could,” “seek,” “see,” “will,” “may,” “would,” “might,” “potentially,” “estimate,” “continue,” “expect,” “target,” similar expressions or the negatives of these words or other comparable terminology that convey uncertainty of future events or outcomes. All forward-looking statements by their nature address matters that involve risks and uncertainties, many of which are beyond our control, and are not guarantees of future results, such as statements about the consummation of the proposed transaction and the anticipated benefits thereof. These and other forward-looking statements, including the failure to consummate the proposed transaction or to make or take any filing or other action required to consummate the transaction on a timely matter or at all, are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements. Accordingly, there are or will be important factors that could cause actual results to differ materially from those indicated in such statements and, therefore, you should not place undue reliance on any such statements and caution must be exercised in relying on forward-looking statements. Important risk factors that may cause such a difference include, but are not limited to: (i) the completion of the proposed transaction on anticipated terms and timing, including obtaining shareholder and regulatory approvals, anticipated tax treatment, unforeseen liabilities and other conditions to the completion of the transaction; (ii) failure to realize the anticipated benefits of the proposed transaction, including as a result of delay in completing the transaction or integrating the businesses of Xperi and TiVo; (iii) potential litigation relating to the proposed transaction that could be instituted against Xperi, TiVo or their respective directors; (iv) the risk that disruptions from the proposed transaction will harm Xperi’s or TiVo’s business, including current plans and operations; (v) the ability of Xperi or TiVo to retain and hire key personnel; (vi) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed transaction; (vii) uncertainty as to the long-term value of HoldCo Common Stock; (viii) legislative, regulatory and economic developments affecting Xperi’s and TiVo’s businesses; (ix) general economic and market developments and conditions; (x) the evolving legal, regulatory and tax regimes under which Xperi and TiVo operate; (xi) potential business uncertainty, including changes to existing business relationships, during the pendency of the proposed transaction that could affect Xperi’s and/or TiVo’s financial performance; (xii) restrictions during the pendency of the proposed transaction that may impact Xperi’s or TiVo’s ability to pursue certain business opportunities or strategic transactions; (xiii) unpredictability and severity of catastrophic events, including, but not limited to, acts of terrorism or outbreak of war or hostilities, as well as Xperi’s and TiVo’s response to any of the aforementioned factors; (xiv) failure to receive the approval of the stockholders of Xperi and/or TiVo; and (xv) any plans regarding a potential separation of the combined business. These risks, as well as other risks associated with the proposed transaction, are more fully discussed in the Joint Proxy Statement/Prospectus to be filed with the SEC in connection with the proposed transaction. While the list of factors presented here is, and the list of factors presented in the Joint Proxy Statement/Prospectus will be, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material adverse effect on Xperi’s or TiVo’s consolidated financial condition, results of operations, or liquidity. Neither Xperi nor TiVo assumes any obligation to publicly provide revisions or updates to any forward-looking statements, whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by securities and other applicable laws.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

The following exhibits are furnished with this Current Report:

99.1	Press Release, dated February 23, 2020

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 23, 2020	Xperi Corporation

	By:	/s/ Robert Andersen
	Name:	Robert Andersen
	Title:	Executive Vice President and Chief Financial Officer